Defined benefit pension plan	9 Months Ended
Sep. 30, 2024
Defined Benefit Pension Plan [Abstract]
Defined benefit pension plan	Defined benefit pension plan We operate a defined benefit pension plan under employment regulations in Korea. The plan services the employees located in Seoul and is a final wage-based pension plan, which provides a specified amount of pension benefit based on length of service. The total benefit obligation of $2.1 million and $4.4 million was included in other non-current liabilities as of September 30, 2024 and December 31, 2023, respectively, and the change in actuarial gains or losses, which is not significant, was included in other comprehensive income. The plan is funded.